UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) Of The
Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2004

NORTH FORK BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10458	36-3154608

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

275 Broadhollow Road Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code)     (631) 844-1004

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
PORTIONS OF THE PROXY STATEMENT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Unless otherwise included herein, exhibits to the following documents are not included in, or made part of, this Current Report on Form 8-K.

Exhibit
Number	Description
99.1	The portions of the proxy statement of The Trustcompany of New Jersey (“Trustcompany”) that have been incorporated by reference in Trustcompany’s Annual Report Form 10-K for the year ended December 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 31, 2004

NORTH FORK BANCORPORATION, INC.

By:	/s/ Daniel M. Healy

Name: Daniel M. Healy
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	The portions of the proxy statement of The Trustcompany of New Jersey (“Trustcompany”) that have been incorporated by reference in Trustcompany’s Annual Report Form 10-K for the year ended December 31, 2003.